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EXHIBIT 21

                            SUBSIDIARIES OF CAMPBELL

NAME OF SUBSIDIARY AND NAME
UNDER WHICH IT DOES BUSINESS                                            JURISDICTION OF INCORPORATION
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
Arnotts Limited                                                  Australia
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Campbell Finance Corp.                                           Delaware
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Campbell Foods Belgium N.V.                                      Belgium
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Campbell Foodservice Company                                     Pennsylvania
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Campbell Investment Company                                      Delaware
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Campbell Sales Company                                           New Jersey
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Campbell Soup Company Ltd -- Les Soupes Campbell Ltee            Canada
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Campbell Soup Supply Company L.L.C.                              Delaware
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Campbell's Australasia Pty. Limited                              Australia
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Campbell's de Mexico, S.A. de C. V.                              Mexico
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Campbell's U.K. Limited                                          England
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CSC Brands LP                                                    Delaware
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Erasco GmbH                                                      Germany
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Godiva Brands, Inc.                                              Delaware
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Godiva Chocolatier, Inc.                                         New Jersey
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Joseph Campbell Company                                          New Jersey
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Liebig S.A.S.                                                    France
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Pepperidge Farm, Incorporated                                    Connecticut
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PF Brands, Inc.                                                  Delaware
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Stockpot Inc.                                                    Washington
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

The foregoing does not constitute a complete list of all subsidiaries of the registrant. The subsidiaries which have been omitted do not, in the aggregate,
(i) represent more than 10% of the assets of Campbell and its consolidated subsidiaries, (ii) contribute more than 10% of the total sales and revenues of Campbell and its consolidated subsidiaries or (iii) contribute more than 10% of the income before taxes and extraordinary items of Campbell and its consolidated subsidiaries.

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